================================================================================


                           GB PROPERTY FUNDING CORP.,
                                   as Issuer,

                      GB HOLDINGS INC. AND GREATE BAY HOTEL
                                AND CASINO, INC.,
                                 as Guarantors,

                                       and

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                   as Trustee
                                 --------------

                                 AMENDMENT NO. 1
                               Dated July 22, 2004
                                       to
                         Amended and Restated Indenture
                          Dated as of October 12, 2001
                                 --------------

                                  $110 Million
                               11% Notes Due 2005


================================================================================

             AMENDMENT NO. 1, dated July 22, 2004 ("Amendment No. 1"), to the Amended and Restated Indenture, dated as of October 12, 2001 (the "Indenture"), among GB Property Funding Corp. (herein called the "Company"), GB Holdings, Inc. (herein called "Holdings") and Greate Bay Hotel and Casino, Inc. (herein called "GBHC," and, together with Holdings, herein called the "Guarantors"), each of which is a corporation duly organized and existing, in the case of the Company and Holdings, under the laws of the State of Delaware, and in the case of GBHC, under the laws of the State of New Jersey, and each having its principal office c/o Sands Hotel and Casino at Indiana Avenue & Brighton Park, Atlantic City, New Jersey 08401, and Wells Fargo Bank, National Association, as successor by merger to Wells Fargo Bank Minnesota, National Association (herein called the "Trustee").

             The Company has duly authorized and issued its 11% Notes Due 2005 (herein called "Notes" or the "Securities"), under an Indenture, dated as of September 29, 2000 (the "Original Indenture") of substantially the tenor and amount set forth in the Original Indenture, and to provide therefor the Company has duly authorized the execution and delivery of the Original Indenture, as amended and restated by the Indenture.

             The Indenture is hereby modified, amended and supplemented by the following:

                                    ARTICLE I
                                   DEFINITIONS

             Section 1.1 Definitions.

             For all purposes of this Amendment No. 1, except as otherwise expressly provided or unless the context otherwise requires:

                          (i) unless otherwise defined herein, all terms used
             herein shall have the meaning attributed to them under the Indenture;

                          (ii) the terms defined in this Amendment No. 1 have
             the meanings assigned to them in this Article, and include the plural as well as the singular;

                          (iii) the words "herein," "hereof" and "hereunder" and
             other words of similar import refer to this Amendment No. 1 as a whole and not to any particular Article, Section or other subdivision.

             "ACE" means ACE Gaming LLC, a New Jersey limited liability company.

             "ACE Holdings" means Atlantic Coast Entertainment Holdings, Inc., a Delaware corporation.

             "Asset Transfer Transactions" means the transfer (a) by Holdings of all of its assets (other than the stock of GBHC and the Company) to GBHC; (b) by GBHC of substantially all of its assets, including the assets it received from Holdings, to ACE Holdings or ACE; and (c) by ACE Holdings of all such assets (less the cash paid to the holders of the Notes pursuant to the Exchange and Consent) to ACE, all as contemplated in the Prospectuses.

             "Exchange and Consent" means the exchange of the Notes for notes issued by ACE Holdings, and the solicitation of consents of holders of Notes, and all related activities and payments, all as contemplated in the Prospectuses.

             "Merger" means (a) the merger of the Company into an entity owned by GBHC; (b) the merger of the surviving entity and GBHC into Holdings; and (c) any other merger transaction implemented to achieve any of the foregoing.

             "Prospectuses" means those two registration statements and prospectuses, as amended, filed by ACE Holdings on Form S-4 with the Securities and Exchange Commission, with respect to the Transactions.

             "Section 1409 Release Notice" means a written notice of any or all of Holdings, the Company or GBHC in the form of a Company Order, delivered pursuant to Section 1409.

             "Transactions" means the Asset Transfer Transactions, the Merger, the Warrant Distribution, the Exchange and Consent and all of the other acts, activities, actions and transactions contemplated in the Prospectuses or otherwise taken in connection therewith.

             "Transfer" means each transfer, assignment, disposition or conveyance occurring as part of or in connection with the Asset Transfer Transactions.

             "Transferee" means any Person that obtains or receives any Transfer of assets in the Asset Transfer Transactions, including, without limitation, ACE Holdings and ACE.

             "Warrant Distribution" means the distribution by Holdings of shares of common stock or warrants to acquire shares of the common stock of ACE Holdings as contemplated in the Prospectuses.

                                   ARTICLE II
                    ADDITION OF SECTION 803 TO ARTICLE EIGHTH
          "CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE" OF THE
                                    INDENTURE

             Article Eight of the Indenture is hereby amended by the addition of the following:

             Section 803. Asset Transfer Transaction.

                          Notwithstanding any other provision of the Indenture,
             Holdings and its Subsidiaries may engage without restriction in the Transactions free and clear of: (a) any restrictions or obligations under or created by the Indenture or any Security Documents and (b) any Security Interests or other liens or claims under or created by the Indenture or any Security Documents, and neither Holdings and its Subsidiaries nor any other Person shall be required to act in accordance with the provisions of Section 801 or 802 of the Indenture in connection therewith or to comply with those or any other provisions of the Indenture in connection with the Transactions. No Transferee in or party to any Asset Transfer Transaction, or party to the Merger, shall be: (i) required to assume any of the obligations of any person under the Indenture or to grant, perfect or protect any Security Interests or other lien or claim in connection therewith or otherwise; (ii) or be deemed to be a successor to or to succeed or be substituted for, the Company or any Guarantor in any respect; or (iii) be required to provide any certificate or opinion to any person. Any Transferee of assets in any Asset Transfer Transaction and any recipient of securities in the Warrant Distribution shall obtain those assets and securities free and clear of any obligation, guaranty, lien, claim or encumbrance other than, with respect to any Asset Transfer Transaction, any obligation expressly undertaken in writing in the documents implementing such Asset Transfer Transaction and, for the avoidance of doubt, no such person or other person, other than Holdings, shall have or be deemed to be subject to, any obligations under the Indenture (including any amendment thereto pursuant to Exhibit A hereto).

                                   ARTICLE III
          ADDITION TO SECTION 1013 "LIMITATION ON RESTRICTED PAYMENTS"
                                OF THE INDENTURE

             Section 1013 of the Indenture is hereby amended by the addition of the following as the final paragraph thereof:

             The provisions of this Section 1013 notwithstanding, neither the Warrant Distribution nor any of the other Transactions, nor any portion thereof, shall for any purpose be deemed to constitute or involve a "Restricted Payment" or otherwise be restricted by or subject to the terms of this Section 1013, and the provisions of this Section 1013 set forth in the preceding paragraphs shall have no application to the Transactions in any respect.

                                   ARTICLE IV
                      ADDITION TO SECTION 1017 "LIMITATION
                        ON ASSET SALES" OF THE INDENTURE

             Section 1017 of the Indenture is hereby amended by the addition of the following as the final paragraph thereof:

             The provisions of Section 101 and this Section 1017 notwithstanding, neither the Asset Transfer Transactions, the Merger nor any of the other Transactions, nor any portion thereof, shall for any purpose be deemed to constitute or involve an "Asset Sale" or otherwise be restricted by or subject to the terms of this Section 1017, and the provisions of this Section 1017 set forth in the preceding paragraphs shall have no application to the Transactions or any portion thereof.

                                    ARTICLE V
                     ADDITION TO SECTION 1019 "OWNERSHIP OF
                      STOCK OF SUBSIDIARY" OF THE INDENTURE

             Section 1019 of the Indenture is hereby amended by the addition of the following as the final paragraph thereof:

             The provisions of this Section 1019 notwithstanding, neither the Asset Transfer Transactions, the Merger nor any of the other Transactions, nor any portion thereof, shall for any purpose be deemed to be restricted by or subject to the terms of this Section 1019, and the provisions of this Section 1019 set forth in the preceding paragraphs shall have no application to the Transactions or any portion thereof.

                                   ARTICLE VI
                      ADDITION TO SECTION 1020 "LIMITATION
                ON TRANSACTIONS WITH AFFILIATES" OF THE INDENTURE

             Section 1020 of the Indenture is hereby amended by the addition of the following as the final paragraph thereof:

             The provisions of this Section 1020 notwithstanding, neither the Asset Transfer Transactions, the Warrant Distribution, the Exchange and Consent nor any of the other Transactions, nor any portion thereof, shall for any purpose be deemed to be restricted by or subject to the terms of this Section 1020, and the provisions of this Section 1020 set forth in the preceding paragraphs shall have no application to the Transaction or any portion thereof.

                                   ARTICLE VII
                 ADDITION TO SECTION 1409 TO ARTICLE FOURTEENTH,
                      "SECURITY INTEREST" OF THE INDENTURE

             Article Fourteenth of the Indenture is hereby amended by the addition of the following:

             Section 1409. Release of Liens, Termination of Security Documents.

                          A Section 1409 Release Notice may be delivered in
             anticipation of the Asset Transfer Transactions. A Section 1409 Release Notice (the "Release Notice") shall be in the form of a Company Order, and shall request that the Trustee execute one or more specifically described release instruments, documents and agreements (which release instruments, documents and agreements shall accompany such Section 1409 Release Notice). Additionally, the Release Notice shall (a) include a certified copy of the Board Resolution of Holdings or any of its Subsidiaries in which such Board of Directors approved the delivery thereof; (b) be accompanied by an opinion of outside counsel to the Company and the Guarantors (not by counsel which is an employee of the Company), which counsel shall be reasonably satisfactory to the Trustee, stating that the action contemplated by this Section 1409 is authorized and permitted by the Indenture as modified by this Amendment No. 1 and that all conditions precedent herein relating to such action have been complied with; and (c) if required by the TIA, be accompanied by certificates in accordance with Section 314 of the TIA. Upon receipt of the Release Notice, all of the Security Interests and other Liens created by the Security Documents or the Indenture shall, without any further act or deed, be and be deemed to be released and terminated and all of the Security Documents shall be terminated and shall be of no further force or effect and in order to further evidence the foregoing, the Trustee, at Holdings' expense, shall execute and deliver, within one Business Day from the receipt of such Release Notice, any instruments, documents and agreements specified by Holdings or any of its Subsidiaries to release all or any part of the Collateral from the Security Interests or any other Liens created by the Security Documents or the Indenture including, without limitation, all instruments, documents and agreements necessary to release any and all Liens of record and to terminate the Security Documents.

             The provisions of this Section 1409 are in addition to, and not in limitation of, any other provision of this indenture.

                                  ARTICLE VIII
                                     WAIVER

             It is intended that the Transactions be permitted to occur and that the same shall not be deemed to conflict with or constitute any breach of or default under the terms of the Indenture or the Security Documents and that any existing breach or default be waived. Therefore, in furtherance thereof and not in limitation of any terms, provisions or conditions set forth in this Amendment No. 1, any term, provision or condition set forth in the Indenture, the Security Documents or any instrument, document or agreement related thereto that conflicts with, prevents, is inconsistent with, prohibits or otherwise would be violated by, or in connection with, the Transactions or any portion thereof, and any breach or default that has occurred, or may occur, in respect of the Transactions or any portion thereof, and any other breach or default under the Indenture, the Security Documents or any instrument, documents or agreement related thereto occurring on or prior to the execution of this Amendment No. 1, and all consequences of the foregoing, are hereby waived in all respects and any Event of Default arising from or in respect of any of the foregoing shall be deemed to have been cured and released, and compliance with any such terms, provisions and conditions is not required and may be omitted.

                                   ARTICLE IX
                      SECOND AMENDED AND RESTATED INDENTURE

             The Indenture is hereby further amended and restated in its entirety, as set forth in Exhibit A hereto, which shall be effective upon the completion of the Transaction following the delivery of a certificate, to the Trustee, from an officer of Holdings stating that the Transaction has been completed; provided however that, in all events the Transactions and the parties thereto (including without limitation the Transferees) shall continue to be governed by and benefit from and enjoy the benefits and be entitled to the rights provided in, this Amendment No. 1.

                                    ARTICLE X
                                  MISCELLANEOUS

             Section 10.1 Counterparts.
                          ------------

             This Amendment No. 1 may be signed in any number of counterparts each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

             Section 10.2 Subsidiaries.
                          ------------

             Following the execution and delivery of this Amendment No. 1, the Indenture, including the amendment thereof by Exhibit A hereto (except as provided or contemplated in this

Amendment No. 1) shall cease to have any application to any Subsidiary of Holdings, GBHC or the Company (other than to GBHC and the Company as Subsidiaries of Holdings).

             Section 10.3 Effect on Indenture.
                          -------------------

             Following the execution and delivery of this Amendment No. 1, the Indenture shall be deemed to include the terms and provisions of this Amendment No. 1.

             Section 10.4. Third Party Beneficiaries.
                           -------------------------

             Each Transferee shall be deemed to be a third party beneficiary of this Amendment No. 1.

             Section 10.5 Concerning the Trustee.
                          ----------------------

             The Trustee shall not be responsible in any manner whatsoever for or in respect of the sufficiency of this Amendment No. 1 or for or in respect of the recitals contained herein, all of which are made solely by the Company. In entering into this Amendment No. 1, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee, whether or not elsewhere herein so provided.

             IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                                            GB PROPERTY FUNDING CORP.

                                                            By   /s/ Douglas S. Niethold
                                                                 ----------------------------------------------------
                                                                 Title: Vice President Finance, Chief Financial
                                                                         Officer and Principal Accounting Officer

 Attest: /s/ Patricia M. Wild
         ---------------------------------------------
         Title: Vice President, General Counsel and
                Secretary

                                                            GB HOLDINGS, INC.

                                                            By   /s/ Douglas S. Niethold
                                                                 ----------------------------------------------------
                                                                 Title: Vice President Finance, Chief Financial
                                                                         Officer and Principal Accounting Officer

 Attest: /s/ Patricia M. Wild
         ---------------------------------------------
         Title: Vice President, General Counsel and
                 Secretary

                                                            GREATE BAY HOTEL AND CASINO, INC.

                                                            By   /s/ Douglas S. Niethold
                                                                 ----------------------------------------------------
                                                                 Title: Vice President Finance, Chief Financial
                                                                         Officer and Principal Accounting Officer

 Attest: /s/ Patricia M. Wild
         ---------------------------------------------
         Title: Vice President, General Counsel and
                 Secretary

                                                           WELLS FARGO BANK,
                                                           NATIONAL ASSOCIATION

                                                           By   /s/ Jane Schweiger
                                                                ----------------------------------------------------
                                                                Title: Vice President

                                    EXHIBIT A

================================================================================


                                GB HOLDINGS INC.

                                       and

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                   as Trustee
                                 --------------

                      Second Amended and Restated Indenture

                            Dated as of July 22, 2004
                                 --------------

                               $43,741,030 Million

                               11% Notes Due 2005


================================================================================

                                GB HOLDINGS, INC.

               RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT
                OF 1939 AND INDENTURE, DATED AS OF JULY 22, 2004

TIA                                                                                           INDENTURE
SECTION                                                                                        SECTION
-------                                                                                       ---------
310  (a)  (1).................................................................................607
     (a)  (2).................................................................................607
     (a)  (3).................................................................................N.A.
     (a)  (4).................................................................................N.A.
     (a)  (5).................................................................................607
     (b)  ....................................................................................604, 608
     (c)  ....................................................................................N.A.
311  .........................................................................................604
312  .........................................................................................701
313  .........................................................................................601, 702
314  (a)  ....................................................................................703, 1008
     (b)  ....................................................................................N.A.
     (c)  (1).................................................................................102
     (c)  (2).................................................................................102
     (c)  (3).................................................................................N.A.
     (d)  ....................................................................................N.A.
     (e)  ....................................................................................102
     (f)  ....................................................................................N.A.
315  (a)  ....................................................................................602
     (b)  ....................................................................................601
     (c)  ....................................................................................602
     (d)  ....................................................................................602
     (e)  ....................................................................................N.A.
316  (a)  (last sentence).....................................................................101("Outstanding")
     (a)  (1) (A).............................................................................512
     (a)  (1) (B).............................................................................513
     (a)  (2).................................................................................N.A.
     (b)  ....................................................................................508
     (c)  ....................................................................................104(d)


                                      A-ii



317  (a)  (1).................................................................................503
     (a)  (2).................................................................................504
     (b)  ....................................................................................1003
318  (a)  ....................................................................................111

--------------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                              TABLE OF CONTENTS (1)

PARTIES........................................................................................................1
RECITALS.......................................................................................................1

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.   Definitions.....................................................................................1
Section 102.   Compliance Certificates and Opinions............................................................10
Section 103.   Form of Documents Delivered to Trustee..........................................................11
Section 104.   Acts of Holders.................................................................................11
Section 105.   Notices, etc., to Trustee, Company and Guarantors...............................................13
Section 106.   Notice to Holders; Waiver.......................................................................13
Section 107.   Effect of Headings and Table of Contents........................................................14
Section 108.   Successors and Assigns..........................................................................14
Section 109.   Separability Clause.............................................................................14
Section 110.   Benefits of Indenture...........................................................................14
Section 111.   Governing Law...................................................................................14
Section 112.   Legal Holidays..................................................................................14
Section 113.   Casino Control Act..............................................................................14

                                   ARTICLE TWO

                                 SECURITY FORMS

Section 201.   Forms Generally.................................................................................15
Section 202.   Form of Face of Notes...........................................................................15
Section 203.   Form of Reverse of Notes........................................................................17
Section 204.   Form of Trustee's Certificate of Authentication.................................................19

                                  ARTICLE THREE

                                 THE SECURITIES

Section 301.   Title and Terms.................................................................................19
Section 302.   Denominations...................................................................................20
Section 303.   Execution, Authentication, Delivery and Dating..................................................20
Section 304.   Temporary Securities............................................................................21

--------------
(1) This table of contents shall not, for any purpose, be deemed to be a part of this Indenture.

Section 305.   Registration, Registration of Transfer and Exchange.............................................22
Section 306.   Mutilated, Destroyed, Lost and Stolen Securities................................................23
Section 307.   Payment of Interest; Interest Rights Preserved..................................................23
Section 308.   Persons Deemed Owners...........................................................................24
Section 309.   Cancellation....................................................................................24
Section 310.   Computation of Interest.........................................................................25
Section 311.   Maximum Interest Rate...........................................................................25


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

Section 401.    Satisfaction and Discharge of Indenture..........................................................25
Section 402.    Application of Trust Money.......................................................................26

                                  ARTICLE FIVE

                                    REMEDIES

Section 501.    Events of Default................................................................................27
Section 502.    Acceleration of Maturity; Rescission and Annulment...............................................28
Section 503.    Collection of Indebtedness and Suits for Enforcement by Trustee..................................29
Section 504.    Trustee May File Proofs of Claim.................................................................29
Section 505.    Trustee May Enforce Claims Without Possession of Securities......................................30
Section 506.    Application of Money Collected...................................................................30
Section 507.    Limitation on Suits..............................................................................30
Section 508.    Unconditional Right of Holders to Receive Principal, Premium and Interest........................31
Section 509.    Restoration of Rights and Remedies...............................................................31
Section 510.    Rights and Remedies Cumulative...................................................................31
Section 511.    Delay or Omission Not Waiver.....................................................................32
Section 512.    Control by Holders...............................................................................32
Section 513.    Waiver of Defaults and Compliance................................................................32

                                   ARTICLE SIX

                                   THE TRUSTEE

Section 601.    Notice of Defaults...............................................................................33
Section 602.    Certain Rights of Trustee........................................................................33
Section 603.    Trustee Not Responsible for Recitals or Issuance of Securities...................................34
Section 604.    May Hold Securities..............................................................................34
Section 605.    Money Held in Trust..............................................................................35


                                      A-v

Section 606.    Compensation and Reimbursement...................................................................35
Section 607.    Corporate Trustee Required: Eligibility..........................................................35
Section 608.    Resignation and Removal; Appointment of Successor................................................36
Section 609.    Acceptance of Appointment by Successor...........................................................37
Section 610.    Merger, Conversion, Consolidation or Succession to Business......................................37

                                  ARTICLE SEVEN

          HOLDERS' LISTS AND REPORTS BY TRUSTEE, COMPANY AND GUARANTORS

Section 701.    Disclosure of Names and Addresses of Holders.....................................................38
Section 702.    Reports by Trustee...............................................................................38
Section 703.    Reports by Company...............................................................................38


                                  ARTICLE EIGHT

                            CONSOLIDATION AND MERGER

Section 801.    Company May Merge and Consolidate................................................................40
Section 802.    Successor Substituted............................................................................40

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

Section 901.    Supplemental Indentures and Amendments Without Consent of Holders................................41
Section 902.    Supplemental Indentures and Amendments with Consent of Holders...................................41
Section 903.    Execution of Supplemental Indentures and Amendments..............................................42
Section 904.    Effect of Supplemental Indentures................................................................42
Section 905.    Conformity with Trust Indenture Act..............................................................42
Section 906.    Reference in Securities to Supplemental Indentures...............................................42
Section 907.    Notice of Supplemental Indentures and Amendments.................................................43

                                   ARTICLE TEN

                                    COVENANTS

Section 1001.    Payment of Principal, Premium, if any, and Interest.............................................43
Section 1002.    Maintenance of Office or Agency.................................................................43
Section 1003.    Money for Security Payments to Be Held in Trust.................................................44
Section 1004.    Corporate Existence.............................................................................45
Section 1005.    Payment of Taxes and Other Claims...............................................................45
Section 1006.    Maintenance of Properties.......................................................................45


                                      A-vi

Section 1007.    [Intentionally Omitted].........................................................................45
Section 1008.    Statement by Officers as to Compliance..........................................................45
Section 1009.    Statement by Officers of Certain Defaults.......................................................45
Section 1010.    [Intentionally Omitted].........................................................................46
Section 1011.    [Intentionally Omitted].........................................................................46
Section 1012.    [Intentionally Omitted].........................................................................46
Section 1013.    Limitation on Restricted Payments...............................................................46
Section 1014.    [Intentionally Omitted].........................................................................46
Section 1015.    [Intentionally Omitted].........................................................................46
Section 1016.    [Intentionally Omitted].........................................................................46
Section 1017.    Limitation on Asset Sales.......................................................................46
Section 1018.    [Intentionally Omitted].........................................................................47
Section 1019.    [Intentionally Omitted].........................................................................47
Section 1020.    [Intentionally Omitted].........................................................................47
Section 1021.    [Intentionally Omitted].........................................................................47
Section 1022.    [Intentionally Omitted].........................................................................47
Section 1023.    [Intentionally Omitted].........................................................................47
Section 1024.    [Intentionally Omitted].........................................................................47
Section 1025.    [Intentionally Omitted].........................................................................47
Section 1026.    [Intentionally Omitted].........................................................................47
Section 1027.    [Intentionally Omitted].........................................................................47


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

Section 1101.    Optional Redemption.............................................................................47
Section 1102.    Applicability of Article........................................................................47
Section 1103.    Election to Redeem; Notice to Trustee...........................................................47
Section 1104.    Selection by Trustee of Securities to Be Redeemed...............................................47
Section 1105.    Notice of Redemption............................................................................38
Section 1106.    Deposit of Redemption Price.....................................................................49
Section 1107.    Securities Payable on Redemption Date...........................................................49
Section 1108.    Securities Redeemed in Part.....................................................................49
Section 1109.    Redemption Pursuant to Gaming Laws..............................................................49


                                     A-vii

                                 ARTICLE TWELVE

                             [INTENTIONALLY OMITTED]

                                ARTICLE THIRTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

Section 1301.    Company's Option to Effect Defeasance or Covenant Defeasance....................................50
Section 1302.    Defeasance and Discharge........................................................................50
Section 1303.    Covenant Defeasance.............................................................................51
Section 1304.    Conditions to Defeasance or Covenant Defeasance.................................................51
Section 1305.    Deposited Money and U.S. Government Obligations To Be Held in Trust; Other Miscellaneous
                    Provisions...................................................................................53
Section 1306.    Reinstatement...................................................................................53

                                ARTICLE FOURTEEN

                              INTENTIONALLY OMITTED

                                 ARTICLE FIFTEEN

                                  MISCELLANEOUS

Section 1501.   Counterparts.....................................................................................54

                                    EXHIBIT A

TESTIMONIUM......................................................................................................
SIGNATURE AND SEALS..............................................................................................

             SECOND AMENDED AND RESTATED INDENTURE, dated as of July 22, 2004 among GB Holdings, Inc. (herein called the "Company"), successor by merger (the "Merger") to GB Property Funding Corp. (herein called "Funding"), and Greate Bay Hotel and Casino, Inc. (herein called "GBHC," and, together with Funding, herein called the "Merged Companies"), which is a corporation duly organized and existing, under the laws of the State of Delaware, and having its principal office c/o Sands Hotel and Casino at Indiana Avenue & Brighton Park, Atlantic City, New Jersey 08401, and Wells Fargo Bank, National Association, as successor by merger to Wells Fargo Bank Minnesota, National Association (herein called the "Trustee").

             The Company, the Merged Companies and the Trustee were parties to an Amended and Restated Indenture, dated as of October 12, 2001 (the "First Amended and Restated Indenture") which was further amended by Amendment No. 1 thereto ("Amendment No. 1"). Funding authorized and issued its 11% Notes Due 2005 (herein called "Notes" or the "Securities"), under an indenture, dated as of September 29, 2000 (the "Original Indenture") of substantially the tenor and amount set forth in the Original Indenture in the original principal amount of $110 million. As a result of an exchange transaction completed on or about the date of this indenture, the remaining outstanding principal amount of the Notes is $43,741,030. To provide therefor, the Company has duly authorized the execution and delivery of the Original Indenture, as amended and restated by the Amended and Restated Indenture, as further amended by Amendment No. 1 to the First Amended and Restated Indenture and this Second Amended and Restated Indenture (this "Indenture").

             Each of GBHC and the Company were guarantors of the Securities. By virtue of the Merger of GBHC and Funding into the Company, the Company has succeeded to all of the obligations of GBHC and Funding in respect of the Securities and has become the obligor thereof. Any reference herein or in any of the Securities to the Company, GBHC, Holdings "Guarantors" or any guarantor or issuer of the Notes shall, for all purposes, be deemed to refer only to the Company.

             This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

             For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

             SECTION 101. Definitions.
                          -----------

             For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                          (i) the terms defined in this Article have the
             meanings assigned to them in this Article, and include the plural as well as the singular;

                          (ii) all other terms used herein which are defined in
             the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper," as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act;

                          (iii) all accounting terms not otherwise defined
             herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

                          (iv) [intentionally omitted]; and

                          (v) the words "herein," "hereof" and "hereunder" and
             other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

             "Act," when used with respect to any Holder, has the meaning specified in Section 104.

             "Affiliate" of any Person means any other Person that, directly or indirectly, controls, is controlled by or is under direct or indirect common control with, such Person and with respect to any natural Person, any other Person having a relationship by blood, marriage or adoption, not more remote than first cousins with such natural Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of Voting Stock or other equity interests, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

             "Asset Sale" means, as applied to any Person, any direct or indirect sale, conveyance, transfer, lease or other disposition (other than a Sale-Leaseback Transaction) by such Person or any Subsidiary of such Person to any Person other than such Person or a wholly-owned Subsidiary of such Person, in one transaction or a series of related transactions, of any Capital Stock of any Subsidiary of such Person or other similar equity interest of such Subsidiary or any other property or asset of such Person or any Subsidiary of such Person; provided that the term "Asset Sale" shall not include (a) sales, conveyances, transfers, leases or other dispositions in the ordinary course of business; (b) all other dispositions pursuant to which such Person receives, directly or indirectly, Net Cash Proceeds or fair market value of less than or equal to $5,000,000 in the aggregate in any twelve month period; (c) sales, conveyances, transfers, leases or other dispositions of CRDA Investments; and
(d) sales, conveyances, transfers, leases or other dispositions by either Atlantic Coast Entertainment Holdings, Inc., ACE Gaming, LLC, or any of its or their subsidiaries.

             "Assets" means, as applied to any Person, any tangible or intangible assets, or rights or real or personal properties of such Person or any of its Subsidiaries including capital stock of Subsidiaries.

             "Board of Directors" means either the board of directors of a Person or any duly authorized committee of that board.

             "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of a Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Trustee.

             "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York or the State of New Jersey are authorized or obligated by law or executive order to close.

             "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of, such Person's capital stock, whether outstanding on the Issue Date or issued after such date, and any and all rights, warrants or options exchangeable for or convertible into such capital stock.

             "Capitalized Lease Obligation" means any obligation to pay rent or other amounts under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP, and, for the purpose hereof, the amount of such obligation at any date of determination shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

             "Cash Equivalents" means any of the following, to the extent owned by Holdings or any of its Subsidiaries free and clear of all Liens (other than Liens in favor of the Trustee or the Holders) and having a maturity of not greater than 270 days from the date of acquisition: (a) any evidence of Indebtedness issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof): (b) insured certificates of deposit or acceptances of any commercial bank that is a member of the Federal Reserve System, that issues (or the parent of which issues) commercial paper rated as described in clause (c) below and that has combined capital and surplus and undivided profits of not less than $100,000,000; (c) commercial paper issued by a corporation (except an Affiliate of Holdings) organized under the laws of any state of the United States or the District of Columbia and rated at least A-1 (or the then equivalent grade) by Standard & Poor's Corporation or at least Prime-1 (or the then equivalent grade) by Moody's Investors Service, Inc.; and (d) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States government or issued by any agency thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); provided that the terms of such agreements comply with the guidelines set forth in the Federal Financial Agreements of Depository Institutions with Securities Dealers and Others, as adopted by the Comptroller of the Currency.

             "Casino Control Act" means the New Jersey Casino Control Act, N.J. Stat. Ann. 5:12-1 et seq. (New Jersey Public Law 1977, C.110), and the regulations promulgated thereunder, N.J.A.C. 19:40-1.1 et seq., as from time to time amended, or any successor provision of law.

             "Casino Control Commission" means the New Jersey Casino Control Commission as established by Section 50 of the Casino Control Act or any successor agency appointed pursuant to the Casino Control Act.

             "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

             "Common Stock" means, with respect to any Person, any and all shares, interests, participations and other equivalents (however designated, whether voting or non-voting) of such Person's common stock, whether now outstanding or issued after the Issue Date, and includes, without limitation, all series and classes of such common stock.

             "Company" means GB Holdings, Inc., until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

             "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman, its President, any Vice President, its Treasurer or an Assistant Treasurer, and delivered to the Trustee.

             "Corporate Trust Office" means the principal corporate trust office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at 6th and Marquette, MAC N9303-120, Minneapolis, MN 55479, except that with respect to presentation of Securities for payment or for registration of transfer or exchange, such term shall mean the office or agency of the Trustee at which, at any particular time, its corporate agency business shall be conducted.

             "Corporation" includes corporations, associations, companies and business trusts.

             "CRDA Investments" means Investments in securities issued by, and monies deposited with, the Casino Reinvestment Development Authority of the State of New Jersey.

             "Default" means any Event of Default, or an event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

             "Defaulted Interest" has the meaning specified in Section 307.

             "Disqualified Holders" shall have the meaning provided in Section 1109.

             "Disqualified Stock" means, with respect to any Person, any Capital Stock or other similar ownership or profit interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is exchangeable for Indebtedness, or is redeemable at the option of the holder thereof, in whole or in part, on or before the Maturity Date of the Securities.

             "Division of Gaming Enforcement" means the Division of Gaming Enforcement of the New Jersey Department of Law and Public Safety as established by Section 55 of the Casino Control Act or any successor division or agency.

             "Event of Default" has the meaning specified in Section 501.

             "Exchange Act" means the Securities Exchange Act of 1934, as amended.

             "Exchanged Amount" means the principal amount of Securities exchanged in the Exchange Offer.

             "Exchange Offer" means that certain offer for the exchange of Notes set forth in a prospectus of Atlantic Coast Entertainment Holdings, Inc., dated June 1, 2004.

             "Fair Market Value" or "fair value" means either, (a) with respect to any asset or property, the price which could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a willing buyer, neither of whom is under undue pressure or compulsion to complete the transaction (the "Arm's Length Value") as determined by the Board of Directors of the Company acting in good faith and evidenced by a Board Resolution delivered to the Trustee or (b) with respect to any asset or property, any value within a range of values determined to reflect the Arm's Length Value by an investment banking firm retained by the Company or the Board.

             "Federal Bankruptcy Code" means the 1978 Bankruptcy Act of Title 11 of the United States Code, as amended from time to time.

              "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board that are applicable as of the Issue Date.

             "Gaming Authority" means any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of the United States federal government or foreign government, any state, province or any city or other political subdivision or otherwise and whether now or hereafter in existence, or any officer or official thereof with authority to regulate any gaming operation (or proposed gaming operation) owned, managed, or operated by Holdings or any of its Subsidiaries.

             "Gaming Laws" means each gaming law of any applicable Gaming Authority as amended from time to time, and the regulations promulgated and rulings issued thereunder applicable to Holdings or any of its Subsidiaries or shareholders.

             "Holder" means a Person in whose name a Security is registered in the Security Register.

             "incur" means to directly or indirectly create, assume, suffer to exist, guarantee in any manner, or in any manner become liable for the payment of.

             "Indebtedness" of any Person means (a) any liability, contingent or otherwise, of such Person (whether or not the recourse of the lender is to the whole of the assets of such Person, or only to a portion thereof), (i) for borrowed money evidenced by a note, bond, debenture or similar instrument, letters of credit, acceptances or other similar facilities (other than a trade payable or a current liability incurred in the ordinary course of business) or (ii) for the payment of money relating to a Capitalized Lease Obligation or other obligation relating to the deferred purchase price of property or services (including a purchase money obligation); (b) any liability of others of the kind described in the preceding clause (a) which such Person has guaranteed including, without limitation, (i) to pay or purchase such liability; (ii) to supply funds to or in any other manner invest in the debtor (including an agreement to pay for property or services irrespective of whether such property is received or such services are rendered; and (iii) to purchase, sell or lease (as lessee or lessor) property or to purchase or sell services, primarily for the purpose of enabling a debtor to make a payment of such Indebtedness or to assure the holder of such Indebtedness against loss; (c) any obligation secured by a Lien to which the property or assets of such Person are subject, whether or not the obligations secured thereby shall have been assumed by or shall otherwise be such Person's legal liability; (d) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Capital Stock of or other ownership or profit interest in such Person or any of its Affiliates or any warrants, rights or options to acquire such Capital Stock, valued, in the case of Disqualified Stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (e) all Interest and Currency Rate Protection Obligations; and (f) any and all deferrals, renewals, extensions and refundings of any liability of the kind described in any of the preceding clauses.

             "Indenture" means this instrument as originally executed and as it may from time to time be supplemented, changed, modified or amended (by any addition to or elimination of, the provisions hereof, or otherwise) by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

             "Independent," when used with respect to any Person, means such other Person who (a) does not have any material financial interest in the Company or in any Affiliate of the Company and (b) is not an officer, employee, promoter, underwriter, trustee, partner or person performing similar functions for the Company or a spouse, family member or other relative of any such Person; provided, that with respect to any director of any corporation, such director shall also be deemed to be "Independent" if such director meets the requirements for independence established by any "national securities exchange" (as contemplated in the Securities Exchange Act of 1934) for audit committee membership. Whenever it is provided in this Indenture that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by the Company.

             "Interest and Currency Rate Protection Obligations" means the obligations of any Person pursuant to any interest rate swap, cap or collar agreement, interest rate future or option contract, currency swap agreement, currency future or option contract and other similar agreement designed to hedge against fluctuations in interest rates or foreign exchange rates.

             "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

             "Investment" in any Person means any direct or indirect loan, advance, guarantee or other extension of credit or capital contribution to (including, without limitation, transfers of cash or other property to others or payments for property or services for the account or use of others (excluding unbilled or uncollected receivables), or otherwise), or purchase or acquisition of Capital Stock, warrants, rights, options, bonds, notes, debentures or other securities or evidences of Indebtedness issued by, any other Person or Indebtedness of any other Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

             "Issue Date" means September 29, 2000.

             "Lien" means any mortgage, lien (statutory or other), pledge, security interest, encumbrance, hypothecation, assignment for security, or other security agreement of any kind or nature whatsoever. For purposes of this Indenture, a Person shall be deemed to own subject to a Lien any property which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, or other title retention agreement relating to such Person.

             "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or otherwise.

             "Maturity Date," when used with respect to any Security, means the date specified in such Security as the fixed date on which the final installment of principal of such Security is due and payable.

             "Net Cash Proceeds" means, with respect to any Asset Sale the proceeds thereof in the form of cash or Cash Equivalents received by the Company (whether as initial consideration, through the payment or disposition of deferred compensation or the release of reserves), after deducting therefrom (without duplication): (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finders fees and other similar fees and expenses incurred in connection with such Asset Sale; (b) provisions for all taxes payable as a result of such Asset Sale; (c) payments made to retire Indebtedness (other than payments on the Securities) secured by the assets subject to such Asset Sale to the extent required pursuant to the terms of such Indebtedness; and (d) appropriate amounts to be provided by the Company as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Company after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, in each case to the extent, but only to the extent, that the amounts so deducted are, at or around the time of receipt of such cash or Cash Equivalents, actually paid to a Person that is not an Affiliate of the Company or, in the case of reserves, are actually established and, in each case, are properly attributable to such Asset Sale .

              "Officers' Certificate" for any Person means a certificate signed by the Chairman, the President, Executive Vice President or a Vice President, and by the Chief Financial Officer or the Secretary of such Person, and delivered to the Trustee.

             "Opinion of Counsel" means a written opinion of counsel for the Company or any of the Guarantors or any of their respective Affiliates, including an employee of any such Person, or any other counsel reasonably acceptable to the Trustee.

             "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                          (i) Securities theretofore cancelled by the Trustee or
             delivered to the Trustee for cancellation;

                          (ii) Securities, or portions thereof, for whose
             payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                          (iii) Securities, except to the extent provided in
             Sections 1302 and 1303, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Thirteen; and

                          (iv) Securities in respect of which, pursuant to
             Section 306, other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, consent, notice or waiver hereunder or taken any other action, Securities owned by Holdings or its Subsidiaries shall be disregarded and deemed not to be Outstanding (but the Securities of any other Affiliates shall be deemed for all such purposes to be Outstanding). In determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities owned by Holdings or its Subsidiaries which the Trustee knows to be so owned shall be so disregarded. Securities owned by Holdings or its Subsidiaries which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, a Guarantor or a Subsidiary of Holdings.

             "Paying Agent" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of (and premium, if any, on) or interest on any Securities on behalf of the Company.

             "Permitted Investment" means the direct or indirect acquisition, repair or restoration of property or other Assets (including, without limitation, Securities of any person possessing any such Asset or with rights to, any Assets).

             "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

             "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for a mutilated security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

              "Redemption Date," when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

             "Redemption Price," when used with respect to any Security to be redeemed, means 100% of the principal amount of such Security, together with accrued, unpaid interest.

             "Regular Record Date" for the interest payable on any Interest Payment Date means the September 14 or March 14 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

             "Responsible Officer," when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

             "Restricted Payment" means either of the following: (a) the declaration or payment of any dividend or any other distribution on Common Stock of the Company or any payment made to the direct or indirect holders (in their capacities as such) of Common Stock of the Company in respect of that stock (other than dividends or distributions payable solely in Capital Stock (other than Disqualified Stock) or (b) the purchase, defeasance, redemption or other acquisition or retirement for value of any Common Stock of the Company.

             "Sale-Leaseback Transaction" means any arrangement with any Person providing for the leasing by Holdings or any Subsidiary of any real or tangible personal property, which property has been or is to be sold or transferred by the Company to such Person or its Affiliates in contemplation of such leasing.

             "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

             "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

             "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

             "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof).

             "Subsidiary" of any Person means any corporation, partnership, joint venture, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding Capital Stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency); (b) the interest in the capital or profits of such partnership or joint venture; or
(c) the beneficial interest in such trust or estate, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

             "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended from time to time.

             "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

             "United States Government Obligations" means securities which are
(a) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (b) obligations of a Person, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America.

             "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

             "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only as long as no senior class of securities has such voting power by reason of any contingency.

             SECTION 102. Compliance Certificates and Opinions.
                          ------------------------------------

             Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

             Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 1008) shall include:

                          (i) a statement that each individual signing such
             certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                          (ii) a brief statement as to the nature and scope of
             the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                          (iii) a statement that, in the opinion of each such
             individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                          (iv) a statement as to whether, in the opinion of each
             such individual, such condition or covenant has been complied with.

             SECTION 103. Form of Documents Delivered to Trustee.
                          --------------------------------------

             In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

             Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

             Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

             SECTION 104. Acts of Holders.
                          ---------------

             (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture or otherwise to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

             (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

             (c) The principal amount and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

             (d) If the Company shall solicit from the Holders of Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

             (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefore or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

             (f) For the purpose of the Company complying with any requirement of the Casino Control Commission, or the Division of Gaming Enforcement or of the Casino Control Act, every holder, intermediary holder, intermediary beneficial holder and beneficial holder of a Security shall be deemed to authorize any Holder and any other holder, intermediary holder, intermediary beneficial holder and beneficial holder of a Security, upon written request of an Officer of the Company, or the Trustee expressing reliance on this Section and enclosing a copy of this Section, to release, and any such holder, intermediary holder, intermediary beneficial holder and beneficial holder shall be required to release, to the Company, or the Trustee, as the case may be, the name, address, telephone number, principal contact person, and amount of such holdings, intermediary holdings, intermediary beneficial holdings and beneficial holdings of Securities of each such holder, intermediary holder, intermediary beneficial holder and beneficial holder of a Security.

             SECTION 105. Notices, etc., to Trustee, Company and Guarantors.
                          -------------------------------------------------

             Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                          (i) the Trustee by any Holder or the Company shall be
             sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or

                          (ii) the Company by the Trustee or by any Holder shall
             be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture, with a copy to: Sands Hotel and Casino, Indiana Avenue and Brighton Park, Atlantic City, N.J. 08401, or at any other address previously furnished in writing to the Trustee by the Company.

             SECTION 106. Notice to Holders; Waiver.
                          -------------------------

             Where this Indenture provides for notice of any event to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

             In case by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder.

             Any notices hereunder that are required to be given to the Casino Control Commission shall be addressed to: Document Control Unit, Casino Control Commission, Tennessee Avenue and the Boardwalk, Arcade Building, Atlantic City, New Jersey 08401, Attention: Chief of Administrative Operations. Any notices hereunder that are required to be given to the Division of Gaming Enforcement shall be addressed to: Division of Gaming Enforcement, 140 East Front Street, CN-047, Trenton, New Jersey 08625,
Attention: Deputy Director for the Division of Gaming Enforcement.

             SECTION 107. Effect of Headings and Table of Contents.
                          ----------------------------------------

             The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

             SECTION 108. Successors and Assigns.
                          ----------------------

             All covenants and agreements in this Indenture shall bind its successors and assigns, whether so expressed or not.

             SECTION 109. Separability Clause.
                          -------------------

             In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

             SECTION 110. Benefits of Indenture.
                          ---------------------

             Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Securities Registrar and their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

             SECTION 111. Governing Law.
                          -------------

             This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York. This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

             SECTION 112. Legal Holidays.
                          --------------

             In any case where any Interest Payment Date, Redemption Date, sinking fund payment date or Stated Maturity or Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or sinking fund payment date, or at the Stated Maturity or Maturity; provided that no interest shall accrue on such payment for the period from and after such Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be.

             SECTION 113. Casino Control Act.
                          ------------------

             Notwithstanding the provisions of Section 111 hereof, each of the provisions of this Indenture is subject to and shall be enforced in compliance with the provisions of the Casino Control Act, to the extent applicable, and the regulations promulgated thereunder, unless such provisions are in conflict with the TIA, in which case the TIA shall control. The Securities are to be held subject to the condition that if a holder thereof is found to be disqualified by the Casino Control Commission pursuant to the provisions of the Casino Control Act, such holder shall dispose of the Securities in accordance with the provisions of Section 1109 hereof. The Company shall have the right to repurchase the Securities at the lowest of (a) the principal amount thereof; (b) the amount which the Disqualified Holder or beneficial owner paid for the Securities, together with accrued interest up to the date of the determination of disqualification; or (c) the market value of such Securities.

                                   ARTICLE TWO

                                 SECURITY FORMS

             SECTION 201. Forms Generally.
                          ---------------

             The Securities and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

             The definitive Securities shall be printed, lithographed or engraved on steel-engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities.

             SECTION 202. Form of Face of Notes. From and after the effective date of the merger, certificates to be issued to evidence the Security shall be as follows:

                                GB HOLDINGS INC.

             From and after the effective date of the Merger, certificates to be issued to evidence the Security shall be as follows:

                                11% NOTE DUE 2005

No.   _________________                                     $ __________________


             GB Holdings Inc., a Delaware corporation (herein called the "Holdings," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _________ or registered assigns, the principal sum of __________ U.S. Dollars on September 29, 2005 at the office or agency of the Company referred to below, and to pay interest thereon on March 29, 2001 and thereafter, on September 29 and March 29 in each year, from September 29, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 11% per annum, until the principal hereof is paid or duly provided for. Notwithstanding anything contained herein, the rate of interest on the Securities shall not exceed the highest rate permitted by law. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the September 14 or March 14 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any, on) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company (a) by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register or (b) by transfer to an account maintained by the payee located in the United States.

             Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

             IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: ______________                 GB HOLDINGS INC.



                                      By
                                         --------------------------------------



Attest: ________________________________
         Authorized Signature


             SECTION 203. Form of Reverse of Notes.
                          ------------------------

             This Security is one of a duly authorized issue of securities of the Company designated as its 11% Notes Due 2005 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $110 million, which may be issued under an indenture (herein called the "Indenture"), dated as of September 29, 2000 between the GB Property Funding Corp., GB Holdings, Inc. and Greate Bay Hotel and Casino, Inc. and Wells Fargo Bank Minnesota, National Association, trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

             The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice, at any time after January 1, 2001, as a whole or in part, at the election of the Company, at a Redemption Price equal to 100% of the principal amount, together in the case of any such redemption with accrued, unpaid interest, if any, to the Redemption Date, all as provided in the Indenture.

             Each of the provisions of this Security is subject to and shall be enforced in compliance with the provisions of the Casino Control Act and the regulations promulgated thereunder, to the extent applicable.

             Each Holder by accepting a Security agrees that all Holders, whether initial holders or subsequent transferees, shall be subject to the qualification provisions of the Casino Control Act. As set forth more fully in the Indenture, in the event that the Casino Control Commission determines that a Holder is not qualified under the Casino Control Act, the Company shall have the absolute right and obligation to purchase from such Holder (the "Disqualified Holder") the Securities the Disqualified Holder may then possess, no later than forty-five days after the date that the Company serves notice on any Disqualified Holder of such determination. Immediately upon such determination, the Disqualified Holder shall have (a) no further right to exercise, directly or through any trustee or nominee, any right conferred by its Securities or (b) no further right to receive any dividends, interest, or other distribution or payment with respect to any such Securities. In the event a Disqualified Holder fails to so sell its Securities within 30 days after the determination by the Casino Control Commission, the Company shall purchase such Securities within 15 days after the end of such 30 day period at the lowest of (i) the principal amount thereof; (ii) the amount which the Disqualified Holder paid for the Securities, together with accrued interest up to the date of the determination of disqualification; or (c) the market value of such Securities.

             In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

             In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

             If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

             The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

             The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such amendment, modification, consent or waiver by or on behalf of the Holder of this Security, or otherwise in accordance with the terms of the Indenture, shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation thereof is made upon this Security.

             No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

             As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amounts will be issued to the designated transferee or transferees.

             The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

             No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

             Prior to the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this

Security be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

             All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

             Each Guarantor (which term includes any successor Person under the Indenture) has unconditionally guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, (a) the due and punctual payment of the principal of and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue principal, and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms set forth in the Indenture and
(b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise.

             SECTION 204. Form of Trustee's Certificate of Authentication.
                          -----------------------------------------------

             The Trustee's certificate of authentication shall be in substantially the following form:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

             This is one of the Securities referred to in the within-mentioned Indenture.


                                       WELLS FARGO BANK, NATIONAL
                                       ASSOCIATION, AS TRUSTEE
                                       By:
                                            ------------------------------------
                                            Authorized Officer


                                  ARTICLE THREE

                                 THE SECURITIES

             SECTION 301. Title and Terms.
                          ---------------

             (a) The aggregate principal amount of securities which may be authenticated and delivered under this Indenture is limited to $110 million (reduced by the Exchanged Amount), except for securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other securities.

             (b) The Notes shall be known and designated as the "11% Notes Due 2005" of the Company. Their Stated Maturity shall be September 29, 2005, and they shall bear interest at the rate of 11% per annum from September 29, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable on March 29, 2001 and semiannually thereafter on September 29 and March 29 in each year and at said Stated Maturity, until the principal thereof is paid or duly provided for.

             (c) The principal of (and premium, if any, on) and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose; provided, however, that, at the option of the Company, interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Security Register.

             (d) The Securities shall be redeemable as provided in Article
Eleven.

             (e) If the Company is served with notice of the disqualification of any Holder under Section 105(d) of the Casino Control Act by the Casino Control Commission, such Holder will be prohibited under Section 105(e) of the Casino Control Act from (i) receiving interest on the Securities held by such Holder;
(ii) exercising, directly or through any trustee or nominee, any right conferred on such Securities; and (iii) receiving any remuneration in any form from any Person licensed or qualified by the Casino Control Commission (including the Company, the Guarantors and the Trustee) for services rendered or otherwise. Notwithstanding the foregoing, the Trustee shall be entitled to exercise all rights with respect to the Securities held by such Holder including, but not limited to, accelerating the Securities (any monies or securities received by the Trustee on behalf of such Holder to be held in trust for such Holder pursuant to Section 605 hereof). If the Trustee exercises voting rights with respect to such Securities, such votes shall be cast in the same proportion as the votes of the other Outstanding Securities are cast on such issue. A copy of any notice served upon the Company as described above shall be promptly delivered by the Company to the Trustee. Any such notice to the Trustee shall be effective against the Trustee on the second Business Day after receipt thereof by a Responsible Officer of the Trustee.

             SECTION 302. Denominations.
                          -------------

             The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

             SECTION 303. Execution, Authentication, Delivery and Dating.
                          ----------------------------------------------

             The Securities shall be executed on behalf of the Company by its Chairman, its President, a Vice President, or the Chief Financial Officer. The signature of any officer on the Securities may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.

             Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

             At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities.

             Each Security shall be dated the date of its authentication.

             No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

             In case the Company, pursuant to Article Eight, shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

             SECTION 304. Temporary Securities.
                          --------------------

             Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

             If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

             SECTION 305. Registration, Registration of Transfer and Exchange.
                          ---------------------------------------------------

             The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Security Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as security registrar (the "Security Registrar") for the purpose of registering Securities and transfers of Securities as herein provided.

             Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 1002, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations of a like aggregate principal amount and like terms.

             At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination and of a like aggregate principal amount and like terms, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

             All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

             Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

             No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges not involving any transfer.

             The Company shall not be required (a) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the selection of Securities to be redeemed under Section 1104 and ending at the close of business on the day of such mailing of the relevant notice of redemption or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

             SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities.
                          ------------------------------------------------

             If (a) any mutilated Security is surrendered to the Trustee or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

             In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

             Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

             Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

             The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

             SECTION 307. Payment of Interest; Interest Rights Preserved.
                          ----------------------------------------------

             Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to
Section 1002; provided, however, that each installment of interest may at the Company's option be paid by (a) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 308, to the address of such Person as it appears in the Security Register or (b) transfer to an account maintained by the payee located in the United States.

             Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the Regular Record Date by virtue of having been such Holder, and such defaulted interest ("Defaulted Interest") may be paid by the Company, at its election in each case, as provided in clause
(i) or (ii) below:

                          (i) the Company may elect to make payment of any
             Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date, and in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided for in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (ii); or

                          (ii) the Company may make payment of any Defaulted
             Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

             Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

             SECTION 308. Persons Deemed Owners.
                          ---------------------

             Prior to the due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any, on) and (subject to Sections 305 and 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

             SECTION 309. Cancellation.
                          ------------

             All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other

Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal delivered to the Company.

             SECTION 310. Computation of Interest.
                          -----------------------

             Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

             SECTION 311. Maximum Interest Rate.
                          ---------------------

             Regardless of any provision contained herein or in the Securities, the Holders shall not be entitled to receive, collect or apply as interest (whether termed interest in the documents or deemed to be interest by judicial determination or operation of law) on the Securities, any amount in excess of the maximum amount allowed by applicable law, and, if any Holder ever receives, collects or applies as interest any such excess, the amount that would be excessive interest shall be deemed to be a partial prepayment of principal and treated hereunder as such; and, if the principal amount of the Securities is paid in full, any remaining excess shall forthwith be paid to the Company. In determining whether or not the interest paid or payable under any specific contingency exceeds the maximum amount of interest allowed by applicable law, the Company and the Holders shall, to the maximum extent permitted under applicable law, (a) characterize any nonprincipal payment as an expense fee, or premium rather than interest; (b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Securities.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

             SECTION 401. Satisfaction and Discharge of Indenture.
                          ---------------------------------------

             This Indenture shall upon Company Request cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities herein expressly provided for) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when:

             (i) either

                                      (A) all Securities theretofore
                          authenticated and delivered (other than (1) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (2) Securities for whose payment money has theretofore been deposited in trust with the

                          Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
                          Section 1003) have been delivered to the Trustee for cancellation; or

                                      (B) all such Securities not theretofore
                          delivered to the Trustee for
                          cancellation

                                                   (1) have become due and
                                      payable, or

                                                   (2) will become due and
                                      payable at their Stated Maturity within
                                      one year, or

                                                   (3) are to be called for
                                      redemption within one year under
                                      arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

                          and the Company, in the case of (1), (2) or (3) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                          (ii) the Company has paid or caused to be paid all
             other sums payable hereunder by the Company; and

                          (iii) the Company has delivered to the Trustee an
             Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for in this Section 401 relating to the satisfaction and discharge of this Indenture have been complied with.

             Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 606 and, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause
(1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003, shall survive.

             SECTION 402. Application of Trust Money.
                          --------------------------

             Subject to the provisions of the last paragraph of Section 1003, all money and property deposited with the Trustee pursuant to Section 401 shall be held in trust and, at the direction of the Company, be invested prior to Maturity in United States Government Obligations, and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law. Any funds remaining following payment of all Securities and all other obligations of the Company hereunder shall be the property of the Company.

                                  ARTICLE FIVE

                                    REMEDIES

             SECTION 501. Events of Default.
                          -----------------

             "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                          (i) default in the payment of any interest on any
             Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

                          (ii) default in the payment of any principal of (or
             premium, if any, on) any Security at its Maturity; or

                          (iii) default in the performance, or breach, of any
             covenant or warranty of the Company in this Indenture (other than a default in the performance, or breach, of a covenant or warranty which is specifically dealt with elsewhere in this Section), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of a majority in principal amount of the Outstanding Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, unless the Company, is proceeding, and continues to proceed, diligently to cure any such default; or

                          (iv) [intentionally omitted]; or

                          (v) [intentionally omitted]; or

                          (vi) [intentionally omitted]; or

                          (vii) the entry of a decree or order by a court having
             jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition or in respect of the Company under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of their respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

                          (viii) the institution by the Company of proceedings
             to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due; or

                          (ix) [intentionally omitted]; or

                          (x) [intentionally omitted]; or

                          (xi) [intentionally omitted].

             SECTION 502. Acceleration of Maturity; Rescission and Annulment.
                          --------------------------------------------------

             If an Event of Default (other than an Event of Default specified in Section 501(vii) or 501(viii)) occurs and is continuing, then and in every such case, the Trustee and the Holders of not less than a majority in principal amount of the Securities Outstanding may declare the principal amount of all the Securities to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration such principal amount shall become immediately due and payable. If an Event of Default specified in Section 501(vii) or 501(viii) occurs and is continuing, then the principal amount of all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee and any Holder.

             At any time after a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Securities Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                          (i) the Company has paid or deposited with the Trustee
             a sum sufficient to pay,

                                      (A) all Defaulted Interest on all
                          Outstanding Securities,

                                      (B) all unpaid principal of (and premium,
                          if any, on) any Outstanding Securities which has become due otherwise than by such declaration of acceleration, and interest on such unpaid principal at the rate borne by the Securities; and

                                      (C) all sums paid or advanced by the
                          Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                          (ii) all Events of Default, other than the non-payment
             of amounts of principal of (or premium, if any, on) or interest on Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

             SECTION 503. Collection of Indebtedness and Suits for Enforcement
                          by Trustee.
                          ------------------------------------------------------

             The Company covenants that if

                          (i) default is made in the payment of any installment
             of interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                          (ii) default is made in the payment of the principal
             of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and interest on any overdue principal (and premium, if any), and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

             If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

             If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in any Security Document or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

             SECTION 504. Trustee May File Proofs of Claim.
                          --------------------------------

             In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, or the property of the Company, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                          (i) to file and prove a claim for the whole amount of
             principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

                          (ii) to collect and receive any moneys or other
             property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606.

             Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

             SECTION 505. Trustee May Enforce Claims Without Possession of
                          Securities.
                          ------------------------------------------------------

             All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Securities in respect of which such judgment has been recovered.

             SECTION 506. Application of Money Collected.
                          ------------------------------

             Any money and property collected by the Trustee pursuant to this Article or in connection with the exercise of remedies under any Security Document shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

             FIRST: To the payment of all amounts due the Trustee under
Section 606;

                          SECOND: To the payment of the amounts then due and
             unpaid for principal of (and premium, if any, on,) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

                          THIRD: The balance, if any, to the Person or Persons
             entitled thereto.

             SECTION 507. Limitation on Suits.
                          -------------------

             No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                          (i) the Holders of a majority in principal amount of
             the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                          (ii) such Holder or Holders have offered to the
             Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                          (iii) the Trustee for 60 days after its receipt of
             such notice, request and offer of indemnity has failed to institute any such proceeding; and

                          (iv) no direction inconsistent with such written
             request has been given to the Trustee during such 60-day period by the Holders of a majority or more in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Section 507 to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

             SECTION 508. Unconditional Right of Holders to Receive Principal,
                          Premium and Interest.
                          ------------------------------------------------------

             Notwithstanding any other provision in this Indenture, the Holder of any of the Securities shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article Thirteen) and in the terms of each note representing such Securities of the principal of (and premium, if any, on) and (subject to Section 307) interest on, such Securities on the respective Stated Maturities expressed in such Securities (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

             SECTION 509. Restoration of Rights and Remedies.
                          ----------------------------------

             If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or any Security Document and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

             SECTION 510. Rights and Remedies Cumulative.
                          ------------------------------

             Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

             SECTION 511. Delay or Omission Not Waiver.
                          ----------------------------

             No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or any Security Document or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

             SECTION 512. Control by Holders.
                          ------------------

             Notwithstanding anything to the contrary set forth in Section 316(a) of the TIA (the provisions of which are hereby excluded), the Holders of not less than a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee under this Indenture, provided that

                          (i) such direction shall not be in conflict with any
             rule of law or with this Indenture;

                          (ii) the Trustee may take any other action deemed
             proper by the Trustee which is not inconsistent with such direction; and

                          (iii) the Trustee need not take any action which might
             involve it in personal liability unless it has obtained appropriate indemnity.

             SECTION 513. Waiver of Defaults and Compliance.
                          ---------------------------------

             Notwithstanding anything to the contrary set forth in Section 316(a) of the TIA (the provisions of which are hereby excluded) the Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities:

                          (i) waive any past default hereunder and its
             consequences, except a default in respect of the payment of the principal of (or premium, if any, on) or interest on any Security, and upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured and released, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon; and

                          (ii) waive future compliance with any term, provision
             or condition of this Indenture or any related instruments, agreements or documents (but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived), in which event the Company may omit to comply with any such term, provision or condition of this Indenture or any related instrument, agreement or document.

                                   ARTICLE SIX

                                   THE TRUSTEE

             SECTION 601. Notice of Defaults.
                          ------------------

             Within 90 days after the occurrence of any Default hereunder, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of (or premium, if any, on) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders. The Trustee shall not be deemed to have knowledge of any Default or Event of Default hereunder unless a Responsible Officer in its Corporate Trust Department shall have actual knowledge thereof.

             SECTION 602. Certain Rights of Trustee.
                          -------------------------

             Subject to the provisions of TIA Sections 315(a) through 315(d):

                          (i) the Trustee may rely and shall be protected in
             acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                          (ii) any request or direction of the Company mentioned
             herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                          (iii) whenever in the administration of this Indenture
             the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                          (iv) the Trustee may consult with counsel and the
             written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                          (v) the Trustee shall be under no obligation to
             exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                          (vi) the Trustee shall not be bound to make any
             investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                          (vii) the Trustee may execute any of the trusts or
             powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                          (viii) the Trustee shall not be liable for any action
             taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

             The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

             The Trustee and its directors, officers, employees and Affiliates shall cooperate with the Casino Control Commission and the Division of Gaming Enforcement and provide such information and documentation as may from time to time be requested by such agencies.

             The Trustee may rely on, and shall be protected with respect to any action taken or omitted to be taken in good faith in accordance with, the direction of the Holders of not less than a majority in principal amount of Outstanding Securities.

             SECTION 603. Trustee Not Responsible for Recitals or Issuance of
                          Securities.
                          ------------------------------------------------------

             The recitals contained herein and in the Securities, except for the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification of Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

             SECTION 604. May Hold Securities.
                          -------------------

             The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

             SECTION 605. Money Held in Trust.
                          -------------------

             Except as otherwise provided herein, money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise provided herein or agreed with the Company.

             SECTION 606. Compensation and Reimbursement.
                          ------------------------------

             The Company agrees:

                          (i) to pay to the Trustee from time to time such
             compensation as the Company and the Trustee shall from time to time agree for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

                          (ii) except as otherwise expressly provided herein, to
             reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                          (iii) to indemnify the Trustee for, and to hold it
             harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder or thereunder.

             The obligations of the Company under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Company, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any, on) or interest on particular Securities.

             SECTION 607. Corporate Trustee Required: Eligibility.
                          ---------------------------------------

             There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a) and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

             SECTION 608. Resignation and Removal; Appointment of Successor.
                          -------------------------------------------------

             (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

             (b) Subject to the provisions of the Casino Control Act, the Trustee may resign at any time by giving written notice thereof to the Company, the Casino Control Commission and the Division of Gaming Enforcement. If the instrument of acceptance by a successor Trustee required by Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

             (c) Subject to the provisions of the Casino Control Act, the Trustee may be removed at any time by Act of the Holders of not less than a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

             (d) If at any time:

                          (i) the Trustee shall fail to comply with the
             provisions of TIA Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months; or

                          (ii) the Trustee shall cease to be eligible under
             Section 607 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months; or

                          (iii) the Trustee shall become incapable of acting or
             shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, subject to the provisions of the Casino Control Act, (A) the Company, by a Board Resolution, may remove the Trustee or (B) subject to TIA
Section 315(e), any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

             (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee. Notwithstanding the foregoing, any successor Trustee may be appointed only with the prior, express approval of the Casino Control Commission, in consultation with the Division of Gaming Enforcement, provided that such successor Trustee must first be qualified as a financial source by and cooperate with the Casino Control Commission and the Division of Gaming Enforcement.

             (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Securities in the manner provided for in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

             SECTION 609. Acceptance of Appointment by Successor.
                          --------------------------------------

             Every successor Trustee appointed hereunder shall take all necessary steps to be approved by the Casino Control Commission and shall execute, acknowledge and deliver to the Company, and to the retiring Trustee an instrument accepting such appointment, and the successor Trustee and the Company shall enter into a supplemental indenture evidencing the appointment of the successor Trustee. Thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

             No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

             SECTION 610. Merger, Conversion, Consolidation or Succession to
                          Business.
                          ------------------------------------------------------

             Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; and in case at that time any of the Securities shall not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                                  ARTICLE SEVEN

          HOLDERS' LISTS AND REPORTS BY TRUSTEE, COMPANY AND GUARANTORS

             SECTION 701. Disclosure of Names and Addresses of Holders.
                          --------------------------------------------

             Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

             SECTION 702. Reports by Trustee.
                          ------------------

             (a) Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities, the Trustee shall transmit to the Holders, in the manner and to the extent provided in TIA Section 313(c), a brief report, dated as of such May 15 if required by TIA Section 313(a).

             The Trustee shall transmit to the Holders, within the times hereinafter specified a brief report with respect to the following:

                          (i) [intentionally omitted]; and

                          (ii) the character and amount of any advances made by
             it as such since the date of the last report transmitted pursuant to the provisions of TIA Section 313(a) (or if no such report has yet been so transmitted, since the date of execution of the Indenture), for the reimbursement of which it claims or may claim a Lien or charge, prior to that of the Indenture Securities, on the trust estate or on property or funds held or collected by it as such Trustee, and which it has not previously reported pursuant to this clause (2), if such advances remaining unpaid at any time aggregate more than 10 per centum of the aggregate principal amount of the Securities Outstanding at such time, such report to be so transmitted within 90 days after such time.

             To the extent required by applicable laws, rules and regulations, a copy of each such report shall, at the time of such transmission to the Holders, be filed with each stock exchange, if any, upon which the Securities are listed, and also with the Commission.

             (b) The Trustee shall transmit by mail to the Casino Control Commission and the Division of Gaming Enforcement (i) an initial list of the beneficial Holders of the Securities promptly after the issuance of the Securities; (ii) current lists of the Holders appearing in the Security Register on a twice-per-year basis, no later than March 1 and September 1 of each year; and (iii) upon request by the Casino Control Commission or the Division of Gaming Enforcement, such additional information with respect to the beneficial Holders of the Securities as the Trustee may obtain through its good faith efforts.

             (c) The Trustee shall notify the Casino Control Commission and the Division of Gaming Enforcement, simultaneously with any notice given to the Holders, of any default or acceleration under the Securities, this Indenture or any other documents, instrument, agreement, covenant, or condition related to the issuance of the Securities, whether declared or effectuated by the Trustee or the Holders. The Trustee shall notify the Casino Control Commission and the Division of Gaming Enforcement on a continuing basis and in writing, of any actions taken by the Trustee or the Holders with regard to such default, acceleration or similar matters related thereto.

             (d) The Trustee shall notify the Casino Control Commission and the Division of Gaming Enforcement of the removal or resignation of the Trustee promptly after such removal or resignation.

             (e) The Trustee shall provide to the Casino Control Commission and the Division of Gaming Enforcement, promptly after the execution by the Trustee of the same, copies of any and all amendments or modifications to this Indenture, the Securities or any other documents, instrument, agreement, covenant or condition related to the issuance of the Securities.

             SECTION 703. Reports by Company.
                          ------------------

             The Company shall, to the extent required by the TIA:

                          (i) file with the Trustee, within 15 days after the
             Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it may, if it determines to do so, file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                          (ii) file with the Trustee and the Commission, in
             accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

                          (iii) transmit by mail to all Holders, in the manner
             and to the extent provided in TIA Section 313(c), within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company, as the case may be, pursuant to paragraphs (i) and (ii) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

                          (iv) comply in all material respects with all
             requirements and provisions of the Casino Control Act and notify the Trustee by mail of all formal hearings and formal proceedings materially relating to the Company before the Casino Control Commission relating to the plenary casino licenses for the Company, as the same are scheduled. Such notice shall be in writing and given at least seven days prior to the hearing to which such notice relates, unless a shorter notice is given to the Company in which event the Company shall notify the Trustee promptly upon receiving such definite information as shall be contained in such notice. The Company hereby agrees that the Trustee may, but shall have no obligation to, attend such hearings and other proceedings if permitted to do so by the Casino Control Commission.

                                  ARTICLE EIGHT

                            CONSOLIDATION AND MERGER

             SECTION 801. Company May Merge and Consolidate.
                          ---------------------------------

             The Company shall not consolidate with or merge with or into any Person or group of Persons in a single transaction or through a series of transactions, except that:

                          (i) The Company may consolidate with or merge with or
             into any Person or group of Persons in a single transaction or through a series of transactions if (A) the Company shall be the continuing Person, or the resulting or surviving Person (the "surviving entity") shall be a Person organized and existing under the laws of the United States or any State thereof or the District of Columbia; (B) the surviving entity (other the Company) shall expressly assume, by a supplemental indenture executed and delivered to the Trustee, in form and substance reasonably satisfactory to the Trustee, all of the obligations of the Company under the Securities, and this Indenture; and (C) immediately before and immediately after giving effect to such transaction, or series of transactions (including, without limitation, any Indebtedness incurred or anticipated to be incurred in connection with or in respect of, such transaction or series of transactions), no Default or Event of Default shall have occurred and be continuing;

                          (ii) [intentionally omitted]; and

                          (iii) the Company or such Person shall have delivered
             to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation or merger and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this covenant and that all conditions precedent herein provided for relating to such transaction have been complied with.

             SECTION 802. Successor Substituted.
                          ---------------------

             Upon any consolidation of the Company with or merger of the Company with or into any other Person in accordance with Section 801, the successor Person formed by such consolidation or merger shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

             SECTION 901. Supplemental Indentures and Amendments Without Consent
                          of Holders.
                          ------------------------------------------------------

             Without the consent of any Holders, the Company, when it is so authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                          (i) to evidence the succession of another Person to
             the Company and the assumption by any such successor of the covenants of the Company, contained herein and in the Securities; or

                          (ii) to add to the covenants of the Company for the
             benefit of the Holders or to surrender any right or power herein conferred upon the Company; or

                          (iii) to add any additional Events of Default; or

                          (iv) to evidence and provide for the acceptance of
             appointment hereunder by a successor Trustee pursuant to the requirements of Section 609; or

                          (v) to cure any ambiguity, to correct or supplement
             any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that such action shall not adversely affect the interests of the Holders in any material respect; or

                          (vi) [intentionally omitted]; or

                          (vii) to add any guarantor; or

                          (viii) to make any other change that does not
             adversely affect the rights of any Holder; or

                          (ix) to secure the Securities.

             SECTION 902. Supplemental Indentures and Amendments with Consent of
                          Holders.
                          ------------------------------------------------------

             Upon the request of the Company, by a Board Resolution authorizing the execution thereof, together with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Trustee, the Trustee shall join the Company in an indenture or indentures supplemental hereto, for any purpose, including, without limitation, for the purpose of adding any provisions to or changing, modifying or amending in any manner or eliminating any of the provisions of this Indenture or making additions to, changing, modifying, amending or eliminating in any manner the rights of the Holders hereunder; provided, however, that no such supplemental indenture, or addition, change, amendment or modification to, or elimination of any provision of, shall, without the consent of the Holder of each Outstanding Security affected thereby:

                          (i) change the Stated Maturity of the principal of, or
             any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the coin or currency in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or

                          (ii) reduce the percentage in principal amount of the
             Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture; or

                          (iii) modify any of the provisions of this Section or
             Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

             It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

             SECTION 903. Execution of Supplemental Indentures and Amendments.
                          ---------------------------------------------------

             In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and all conditions precedent herein provided for relating to such supplemental indenture have been complied with. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, or immunities under this Indenture or otherwise.

             SECTION 904. Effect of Supplemental Indentures.
                          ---------------------------------

             Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

             SECTION 905. Conformity with Trust Indenture Act.
                          -----------------------------------

             Every supplemental indenture executed pursuant to the Article shall conform to the requirements of the Trust Indenture Act.

             SECTION 906. Reference in Securities to Supplemental Indentures.
                          --------------------------------------------------

             Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

             SECTION 907. Notice of Supplemental Indentures and Amendments.
                          ------------------------------------------------

             Promptly after the execution by the Company and the Trustee of any supplemental indenture or amendment pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture or amendment.

                                   ARTICLE TEN

                                    COVENANTS

             SECTION 1001. Payment of Principal, Premium, if any, and Interest.
                           ---------------------------------------------------

             The Company covenants and agrees for the benefit of the Holders that it will duly and punctually pay the principal of (and premium, if any, on) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

             SECTION 1002. Maintenance of Office or Agency.
                           -------------------------------

             The Company will maintain in The City of New York an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Corporate Trust Office of the Trustee shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

             The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

             SECTION 1003. Money for Security Payments to Be Held in Trust.
                           -----------------------------------------------

             If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any, on) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

             Whenever the Company shall have one or more Paying Agents for the Securities, it will, on or before each due date of the principal of (and premium, if any, on), or interest on, any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

             The Company will cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                          (i) hold all sums held by it for the payment of the
             principal of (and premium, if any on) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                          (ii) give the Trustee notice of any default by the
             Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

                          (iii) at any time during the continuance of any such
             default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

             The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

             Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any, on) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

             SECTION 1004. Corporate Existence.
                           -------------------

             Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Company.

             SECTION 1005. Payment of Taxes and Other Claims.
                           ---------------------------------

             The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or upon the income, profits or property of the Company and (b) all lawful claims for labor, materials and supplies, which, if unpaid, might by law become a lien upon the property of the Company; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

             SECTION 1006. Maintenance of Properties.
                           -------------------------

             Subject to and as permitted by the terms of this Indenture the Company will cause all properties owned by the Company or used or held for use in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to the Holders.

             SECTION 1007. [Intentionally Omitted.]

             SECTION 1008. Statement by Officer as to Compliance.
                           -------------------------------------

             The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a brief certificate, which may be in the form attached as Exhibit A, from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this Section 1008, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

             SECTION 1009. Statement by Officers of Certain Defaults.
                           -----------------------------------------

             When any Default has occurred and is continuing under this Indenture, or if the trustee for or the holder of any other evidence of Indebtedness of the Company gives any notice or takes any other action with respect to a claimed default (other than with respect to

Indebtedness in the principal amount of less than $5 million), the Company shall deliver to the Trustee by registered or certified mail or by telegram, telex or facsimile transmission an Officers' Certificate specifying such event, notice or other action within five Business Days of its occurrence.

             SECTION 1010. [Intentionally Omitted.]

             SECTION 1011. [Intentionally Omitted.]

             SECTION 1012. [Intentionally Omitted.]

             SECTION 1013. Limitation on Restricted Payments.
                           ---------------------------------

             The Company shall not make any Restricted Payment if an Event of Default shall have occurred and be continuing at the time of such Restricted Payment.

             SECTION 1014. [Intentionally Omitted.]

             SECTION 1015. [Intentionally Omitted.]

             SECTION 1016. [Intentionally Omitted.]

             SECTION 1017. Limitation on Asset Sales.
                           -------------------------

             Subject to and as permitted by the terms of this Indenture the Company shall not make any Asset Sale of its properties unless (a) the consideration received in the Asset Sale is equal to Fair Market Value; (b) the proceeds therefrom consist of at least 85% cash and/or Cash Equivalents; and (c) unless otherwise expressly provided herein, the Net Cash Proceeds of such Asset Sale shall be: (i) applied in the manner described in the following paragraph; or (ii) retained by the Company to apply to the payment on its Securities when due.

             On or before the 180th day after the date on which the Company consummates the relevant Asset Sale and subject to and as permitted by the terms of this Indenture, the Company shall use all of the Net Cash Proceeds from such Asset Sale (other than amounts that the Company has determined to retain pursuant to clause (ii) of the preceding paragraph) to make either (a) an offer to purchase (the "Asset Sale Offer") from all holders of Securities up to a maximum principal amount (expressed as a multiple of $1,000) of Securities equal to such Net Cash Proceeds at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of purchase or (b) a Permitted Investment; provided, that the Company shall not be required to make any Asset Sale Offer if the Net Cash Proceeds of all Asset Sales that are not used to make a Permitted Investment within 180 days, do not exceed $5 million. Each Asset Sale Offer shall remain open for a period of at least 20 business days. If the Asset Sale Offer is more than fully subscribed to by the Holders of the Securities, the particular Securities to be accepted shall be selected by such method as the Trustee shall deem fair and appropriate and which may provide for the selection of portions of the principal of Securities; provided, however, that no such partial acceptance shall reduce the portion of the principal amount of a Security not redeemed to less than, $1,000; and provided further that so long as the Securities are listed on any national securities exchange (as such term is defined in the Exchange Act), such selection shall be made by the Trustee in accordance with the provisions of such exchange.

             SECTION 1018. [Intentionally Omitted.]

             SECTION 1019. [Intentionally Omitted.]

             SECTION 1020. [Intentionally Omitted.]

             SECTION 1021. [Intentionally Omitted.]

             SECTION 1022. [Intentionally Omitted.]

             SECTION 1023. [Intentionally Omitted.]

             SECTION 1024. [Intentionally Omitted.]

             SECTION 1025. [Intentionally Omitted.]

             SECTION 1026. [Intentionally Omitted.]

             SECTION 1027. [Intentionally Omitted.]

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

             SECTION 1101. Optional Redemption.
                           -------------------

             The Securities may be redeemed, at the election of the Company, as a whole or from time to time in part, at the times, subject to the conditions and at the Redemption Price specified in the form of Security, together with accrued interest to the Redemption Date.

             SECTION 1102. Applicability of Article.
                           ------------------------

             Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article, other than repurchases made from time to time in the open market.

             SECTION 1103. Election to Redeem; Notice to Trustee.
                           -------------------------------------

             The election of the Company to redeem any Securities pursuant to
Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 1104.

             SECTION 1104. Selection by Trustee of Securities to Be Redeemed.
                           -------------------------------------------------

             If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Securities; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security not redeemed to less than $1,000 and, provided further that, so long as the Securities are listed on any national securities exchange (as such term is defined in the Exchange Act), any such redemption shall be made by the Trustee in accordance with the provisions of such exchange.

             The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

             For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

             SECTION 1105. Notice of Redemption.
                           --------------------

             Notice of redemption shall be given in the manner provided for in
Section 106 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed; provided, however, that in the case of an optional redemption in which the Company has called for redemption all outstanding Securities in connection with a refinancing of such Securities, the Company shall be permitted to (a) specify a proposed redemption date; (b) change the proposed redemption date once to a final redemption date by notice mailed to Holders not later than five business days prior to the final redemption date;
(c) establish the final redemption date as a date not more than 90 days after the first notice from the Company calling the Securities for optional redemption was mailed to Holders; and (d) rescind the redemption offer at any time prior to the final redemption date, which rescission shall not cause the maturity of the Securities to have changed.

             All notices of redemption shall state:

                          (i) the Redemption Date;

                          (ii) the Redemption Price;

                          (iii) if less than all Outstanding Securities are to
             be redeemed, the identification (and, in the case of a partial redemption, the principal amounts) of the particular Securities to be redeemed;

                          (iv) that on the Redemption Date the Redemption Price
             (together with accrued interest, if any, to the Redemption Date payable as provided in Section 1107) will become due and payable upon each such Security, or the portion thereof, to be redeemed, and that interest thereon will cease to accrue on and after said date; and

                          (v) the place or places where such Securities are to
             be surrendered for payment of the Redemption Price.

             Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

             SECTION 1106. Deposit of Redemption Price.
                           ---------------------------

             Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) in immediately available funds an amount of money sufficient to pay the Redemption Price of, and accrued interest on, all the Securities which are to be redeemed on that date.

             SECTION 1107. Securities Payable on Redemption Date.
                           -------------------------------------

             Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

             If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Securities.

             SECTION 1108. Securities Redeemed in Part.
                           ---------------------------

             Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

             SECTION 1109. Redemption Pursuant to Gaming Laws.
                           ----------------------------------

             (a) If required to qualify by the Casino Control Commission, all Holders, whether initial Holders or subsequent transferees, shall be subject to the qualification provisions of the Casino Control Act relating to financial sources and/or security holders. In the event that the Casino Control Commission determines that a Holder is not qualified under the Casino Control Act and/or such Holder fails to submit for qualification as required by the Casino Control Commission in its sole discretion, the Company shall have the absolute right and obligation to purchase from such Holder (the "Disqualified Holder") the Securities the Disqualified Holder may then possess, either directly, indirectly or beneficially, no later than forty-five days after the date the Company serves notice on any Disqualified Holder of such determination. Immediately upon such determination, the Disqualified Holder shall have no further right (i) to exercise, directly or indirectly, through any trustee or nominee or any other person or entity, any right conferred by any Securities and (ii) to receive any dividends, interest, or any other distribution or payment with respect to any such Securities or any remuneration in any form from the Company or the Trustee; provided, however, that after such disqualification, interest on any such Securities shall continue to accrue for the benefit of any subsequent Holder thereof. The Company shall promptly provide to the Trustee a copy of each notice served to a Disqualified Holder.

             (b) Upon receipt of the notice referred to in clause (a) above, the Disqualified Holder may sell its Securities either directly to any Person then qualified or previously qualified (and not subsequently disqualified) or through a bona fide brokerage transaction, conducted at arm's-length, to a Person not an Affiliate of the Disqualified Holder. In the event the Disqualified Holder fails to so sell its Securities within thirty (30) days after the determination by the Casino Control Commission, the Company shall purchase such Securities within fifteen (15) days after the end of such thirty (30) day time period, at a time and place as designated by the Company, at the lowest of (i) the principal amount thereof; (ii) the amount which the Disqualified Holder or beneficial owner paid for the Securities, together with accrued interest up to the date of the determination of disqualification; or (iii) the market value of such Securities. The right of the Company to purchase such Security may be assigned by the Company to any Person approved by the Casino Control Commission.

             (c) The provisions of this Section shall be construed in accordance with the applicable provisions of the Casino Control Act.

                                 ARTICLE TWELVE

                             [INTENTIONALLY OMITTED]

                                ARTICLE THIRTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

             SECTION 1301. Company's Option to Effect Defeasance or Covenant
                           Defeasance.
                           -----------------------------------------------------

             The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 1302 or Section 1303 be applied to all Outstanding Securities upon compliance with the conditions set forth below in this Article Thirteen.

             SECTION 1302. Defeasance and Discharge.
                           ------------------------

             Upon the Company's exercise under Section 1301 of the option applicable to this Section 1302, the Company shall be deemed to have been discharged from its obligations with respect to all Outstanding Securities on the date the conditions set forth in Section 1304 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1305 and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following, which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any, on) and interest on such Securities when such payments are due; (b) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003; (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder; and (d) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option under this Section 1302 notwithstanding the prior exercise of its option under Section 1303 with respect to the Securities.

             SECTION 1303. Covenant Defeasance.
                           -------------------

             Upon the Company's exercise under Section 1301 of the option applicable to this Section 1303, the Company shall be released from its obligations under any covenant contained in Section 801 and in Sections 1005 through 1026 with respect to the Outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under
Section 501(3) or otherwise, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

             SECTION 1304. Conditions to Defeasance or Covenant Defeasance.
                           -----------------------------------------------

             The following shall be the conditions to application of either
Section 1302 or Section 1303 to the Outstanding Securities:

                          (i) The Company shall irrevocably have deposited or
             caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Article Thirteen applicable to
             it) as trust funds, for a period of at least 123 days prior to the date of such defeasance, in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities,
             (A) money in an amount; or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount; or
             (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any, on) and interest on the

             Outstanding Securities on the Stated Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or installment of interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities. Before such a deposit the Company may give to the Trustee, in accordance with Section 1103 hereof, a notice of its election to redeem all of the Outstanding Securities at a future date in accordance with Article Eleven hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (1) direct obligations of the United States of America for the timely payment of which its full faith and credit is, pledged or (2) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

                          (ii) No Default or Event of Default with respect to
             the Securities shall have occurred and be continuing on the date of such deposit or, insofar as paragraphs (7) and (8) of Section 501 hereof are concerned, at any time during the period ending on the 123rd day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                          (iii) Such defeasance or covenant defeasance shall not
             result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

                          (iv) In the case of an election under Section 1302,
             the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                          (v) In the case of an election under Section 1303, the
             Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                          (vi) The Company shall have delivered to the Trustee
             an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1302 or the covenant defeasance under
             Section 1303 (as the case may be) have been complied with.

             SECTION 1305. Deposited Money and U.S. Government Obligations To Be
                           Held in Trust; Other Miscellaneous Provisions.
                           -----------------------------------------------------

             Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1305, the "Trustee") pursuant to Section 1304 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

             The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Governmental Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

             Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 1304 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article.

             SECTION 1306. Reinstatement.
                           -------------

             If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 1305 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 1302 or 1303, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with
Section 1305; provided, however, that if the Company makes any payment of principal of (or premium, if any, on) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                ARTICLE FOURTEEN

                             [INTENTIONALLY OMITTED]

                                 ARTICLE FIFTEEN

                                  MISCELLANEOUS

             SECTION 1501. Counterparts.
                           ------------

             This Indenture may be signed in any number of counterparts each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

             IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                       GB HOLDINGS, INC.


                                       By
                                           -------------------------------------
                                           Title:


Attest: ________________________________
          Title:



                                       WELLS FARGO BANK,
                                       NATIONAL ASSOCIATION

                                       By
                                           -------------------------------------
                                           Title:

                                    EXHIBIT A

--------------------------------------------------------------------------------
                              OFFICERS' CERTIFICATE
                                       OF
                                GB HOLDINGS, INC.
--------------------------------------------------------------------------------


             Reference is made to that certain Indenture, dated as of ____________________ (the "Indenture") among GB Holdings, Inc. (the "Company") and Wells Fargo Bank, National Association, as successor by merger to Wells Fargo Bank Minnesota, National Association, as Trustee (the "Trustee"). Except as otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Indenture.

             Pursuant to Section 1008 of the Indenture, the undersigned officer of the Company hereby certifies to the Trustee as follows:

                   He is now, and at the times mentioned herein has been, the duly elected, qualified and acting officer of the Company as specified below.

                   To his knowledge, and without regard to any period of grace or requirements of notice under the Indenture, the Company is in compliance with all conditions and covenants under the Indenture.

             IN WITNESS WHEREOF, I have set my hand this ____ day of __________.


                                       GB HOLDINGS, INC.
                                       By
                                           -------------------------------------